_________________________________________________

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

May 28, 2003

          Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-102489	74-2440850
State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor
New York, New York	10019
(Address of Principal	(Zip Code)
Executive Offices)

Registrant’s telephone number, including area code:  (212) 526-7000

No Change
(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events. 1

Filed concurrently herewith under Form SE are certain materials (the “Computational  Materials”) furnished to the Registrant by Lehman Brothers Inc. (the “Underwriter”) in respect of Thornburg Mortgage Securities Trust 2003-3 Mortgage Loan Pass-Through Certificates, Series 2003-3, Class A1, Class A2, Class A3, Class A4, Class B1, Class B2, Class B3 and Class R Certificates (the “Certificates”).  The Certificates are being offered pursuant to a Prospectus Supplement dated May 28, 2003, and the related Prospectus, dated March 20, 2003 (together, the “Prospectus”), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Act”).  The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-102489) (the “Registration Statement”).  The Computational Materials are incorporated by reference in the Registration Statement.

The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning each underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

________________________

1

Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

Computational Materials. (P)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION

By: /s/ Michael Hitzmann

Name:  Michael Hitzmann

Title:    Vice President

Dated: May 28, 2003

EXHIBIT INDEX

Exhibit No.

Description

Page No.

99.1

Computational Materials

    P

Exhibit 99.1     Computational Materials (P)

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Thornburg Mortgage Securities Trust 2003-3

Mortgage Pass-Through Certificates

$761,973,280 (Approximate, Subject to Final Collateral)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Approx. Size ($)(1)(2)	Initial Coupon(3)(4)	Security Description	WAL WAVG Roll or Optional Call (yrs)(5)	WAL to Maturity (yrs)	Expected Initial Loss Coverage	Expected Ratings Moody’s
A1	$206,768,000	Variable	PT	3.06	3.38	2.85%	Aaa
A2	$115,273,000	Variable	PT	1.91	3.35	2.85%	Aaa
A3	$321,254,000	Variable	PT	2.54	3.30	2.85%	Aaa
A4	$96,961,000	Variable	PT	3.06	3.34	2.85%	Aaa
B1	$7,619,000	Variable	Sub PT	3.56	6.02	1.85%	Aa2
B2	$5,714,000	Variable	Sub PT	3.56	6.02	1.10%	A2
B3	$4,571,000	Variable	Sub PT	3.56	6.02	0.50%	Baa2
B4 (6)	$1,142,000	Variable	Not Offered	Not Offered	Not Offered	0.35%	Ba2
B5 (6)	$761,000	Variable	Not Offered	Not Offered	Not Offered	0.25%	B2
B6 (6)	$1,910,180	Variable	Not Offered	Not Offered	Not Offered	0.00%	NR
R	$100	Variable	Residual	0.06	NA	2.85%	Aaa

(1)

Distributions on the Class A1, Class A2, Class A3 and Class A4 Certificates will be primarily derived from the Group 1, Group 2, Group 3 and Group 4 adjustable rate or hybrid adjustable rate mortgage loans, as applicable, respectively (See “Mortgage Loans” herein). Distributions on the Subordinate Certificates (as described herein) will be primarily derived from all Mortgage Loans (as described herein).

(2)

Class sizes are subject to final collateral and rating agency approval and are subject to a +/-5% variance.

(3)

The Class A1, Class A2, Class A3 and Class A4 Certificates will have an interest rate equal to the Net WAC of the related mortgage loan group.

(4)

The Subordinate Certificates will have an interest rate equal to the weighted average Net WAC of the Group 1, Group 2, Group 3 and Group 4 Mortgage Loans (weighted on the basis of the related subordinate amounts).

(5)

The WAL for the Class A1 Certificates are shown to the Clean-Up Call Date (as described herein) and to maturity. The WAL for the Class A2, Class A3, Class A4, Class B1, Class B2 and Class B3 Certificates (as described herein) are shown to the Weighted Average Roll Date of the related mortgage loans and to maturity.

(6)

Not offered under this term sheet.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Priority of Distributions
Distributions will be made on each Distribution Date from the applicable Available Pool Distribution Amount in the following order of priority:

Mortgage Pool 1 Available Distribution Amount
First, to Class R and A1, to pay interest
Second, up to an amount equal to Senior Principal Distribution Amount for Group 1 to Class R and Class A1 sequentially, in that order, to pay principal
Mortgage Pool 2 Available Distribution Amount
First, to Class A2 to pay interest
Second, up to an amount equal to Senior Principal Distribution Amount for Group 2 to Class A2 to pay principal
Mortgage Pool 3 Available Distribution Amount
First, to Class A3 to pay interest
Second, up to an amount equal to Senior Principal Distribution Amount for Group 3 to Class A3 to pay principal
Mortgage Pool 4 Available Distribution Amount
First, to Class A4 to pay interest
Second, up to an amount equal to Senior Principal Distribution Amount for Group 4 to Class A4 to pay principal
To Class B1, B2, B3, B4, B5 and B6 to pay interest and principal

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering:

Seller:	Thornburg Mortgage Home Loans, Inc.

Depositor:	Structured Asset Securities Corporation

Underwriter:	Lehman Brothers, Inc.

Master Servicer:	Wells Fargo Bank Minnesota, National Association.

Trustee/Custodian:	Deutsche Bank National Trust Company.

Rating Agencies:

Moody’s will rate the Certificates other than the Class B-6 Certificates. It  is expected that the Certificates other than the Class B-6  Certificates will be assigned the credit ratings on page 1 of this Preliminary  Term Sheet.

Cut-off Date:	May 1, 2003.

Closing Date:	On or about June 4, 2003.

Distribution Dates:	The 25th day of each month (or if not a business day, the next succeeding business day), commencing in June 2003.

Certificates:

The “Senior Certificates” will consist of the Class A1, Class A2, Class A3, Class A4 Certificates (together, the “Class A Certificates”) and Class R Certificates. The “Subordinate  Certificates” will consist of the Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates. The  Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates”. The Senior Certificates, Class B1, Class B2 and Class   B3 Certificates are being offered publicly (collectively, the “Public Certificates”) and the Class B4, Class B5 and Class B6 Certificates are being offered privately (collectively, the “Private Certificates”).

Registration:

The Certificates, other than the Class R Certificates, will be made  available in book-entry form through DTC, and upon request only,  through Clearstream, Luxembourg and Euroclear system. The Class R  Certificates will be issued in fully registered, certificated form.

Federal Tax Treatment:	It is anticipated that the Certificates (other than the Class R Certificate) will represent ownership of REMIC regular interests for tax purposes.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering:

ERISA Eligibility:

The Class A Certificates, the Class B1, Class B2 and Class B3 Certificates are  expected to be ERISA eligible.  Prospective investors should review with their  legal advisors whether the purchase and  holding of any of the Senior  Certificates, the Class B1, Class B2 and Class B3 Certificates could give rise  to a transaction prohibited or not otherwise permissible under ERISA or other  similar laws.

SMMEA Treatment:	The Class A Certificates and the Class B1, Class B2 and Class B3 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Clean-Up Call:

The terms of the transaction allow for a termination of the trust and  retirement of the Certificates once the aggregate principal balance of the  Mortgage Loans is equal to 10% or less of the aggregate principal balance of  the Mortgage Loans as of the Cut-off Date (the  “Clean-Up Call Date”).

Weighted Average
Roll Date:

The “Weighted Average Roll Date” will be equal to, with respect to the Group 1 Mortgage Loans, the Distribution Date in October 25, 2003, with  respect to the Group 2 Mortgage Loans, the Distribution Date in March 25,  2006, with respect to the Group 3 Mortgage Loans, the Distribution Date in  March 25, 2008, and with respect to the Group 4 Mortgage Loans, Distribution  Date in July 2011.

Pricing Prepayment
Speed:	The certificates will be priced to a prepayment speed of 25% CPR per annum.

Net WAC:

The “Net WAC” of the mortgage loans in any loan group is equal to the weighted average Net Mortgage Rates for the related mortgage loans. The “Net Mortgage Rate” for any mortgage loan is equal to the rate of the related mortgage loan less the trustee, master servicing  and related servicing fee rate, and less a certain retained rate with respect to certain loans made to employees of Thornburg, if any, which may be retained by Thornburg (as described in the prospectus supplement).

Accrual Period:	The Accrual Period for the Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering:

Senior Percentage:

On each Distribution Date and for each group of mortgage loans, the percentage equivalent of a fraction, the numerator of which is the class principal amount of the Class A Certificates related to the group of mortgage loans and the denominator of which is the balance of the related mortgages for the preceding Distribution Date.

Senior Principal
Distribution Amount:	On each Distribution Date and for each group of mortgage loans, the sum of (1)

Mortgage Loans:

Collectively, the Group 1 Mortgage Loans, Group 2 Mortgage Loans, Group 3 Mortgage Loans and Group 4 Mortgage Loans will be referred to as the “Mortgage Loans”. The aggregate principal balance of the Mortgage Loans as of the Cut-off Date is approximately $761,973,280.

Group 1 Mortgage
Loans:

As of the Cut-off Date, the aggregate principal balance of the Group 1 mortgage loans described herein was approximately $212,834,165 (the “Group 1 Mortgage Loans”). The Group 1 Mortgage Loans are adjustable rate mortgage loans and approximately 69.15%, 24.72%, 6.10% and 0.03% of the Group 1 Mortgage Loans adjust their rate based on the six month LIBOR index, the one month LIBOR index, the one year LIBOR index and the one year CMT index respectively. Approximately 99.7% of the Group 1 Mortgage Loans are required to make payments of interest only for up to the first 120 months following origination. After such interest only period, such Group 1 Mortgage Loans are scheduled to amortize over a period ranging from 5 to 30 years.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering:

Group 2 Mortgage
Loans:

As of the Cut-off Date, the aggregate principal balance of the group 2 mortgage  loans described herein was approximately $118,655,525 (the “Group 2  Mortgage Loans”). Approximately 71.43%, 14.38% and 14.19% of  the Group  2 Mortgage Loans adjust their rate based on the one year LIBOR index, the six  month LIBOR index and the one year CMT index index respectively. The  Group 2 Mortgage Loans consist of hybrid adjustable rate mortgage loans  which have an initial rate adjustment occurring approximately three years  following origination, and following the initial fixed rate period, approximately  85.7% of which adjust every year thereafter, and approximately 14.3% of which  adjust every six months thereafter. Approximately 87.1% of the Group 2  Mortgage Loans are required to make payments of interest only for up to the  first 120 months following origination. After such interest only period, such  Group 2 Mortgage are scheduled to amortize over a period ranging from 20 to  30 years.

Group 3 Mortgage
Loans:

As of the Cut-off Date, the aggregate principal balance of the group 3 mortgage  loans described herein was approximately $330,678,335 (the “Group 3 Mortgage Loans”). Approximately 44.60%, 43.98% and 11.41% of the Group 3 Mortgage Loans adjust their rate based on the one year LIBOR index, the one year CMT index and the six month LIBOR index and respectively. The Group 3 Mortgage Loans consist of hybrid adjustable rate mortgage loans which have an initial rate adjustment occurring approximately five years following origination, and following the initial fixed rate period, approximately 88.5% of which adjust every year thereafter and approximately 11.5% of which adjust every six months thereafter. Approximately 54.9% of the Group 3 Mortgage Loans are required to make payments of interest only for up to the first 120 months following origination. After such interest only period, such Group 3 Mortgage Loans are scheduled to amortize over a period ranging from 19 to 30 years.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering:

Group 4 Mortgage
Loans:

As of the Cut-off Date, the aggregate principal balance of the group 4 mortgage loans described herein was approximately $99,805,255 (the “Group 4 Mortgage Loans”). Approximately 53.61%, 30.14% and 16.24% of the Group 4 Mortgage Loans adjust their rate based on the one year CMT index, the six month LIBOR index and the one year LIBOR index respectively. The Group 4 Mortgage Loans consist of hybrid adjustable rate mortgage loans, approximately 58.0% of which have an initial rate adjustment occurring approximately seven years following origination, and approximately 42.0% of which have an initial rate adjustment occurring approximately ten years following origination and following the initial fixed rate period, approximately 69.8% of which adjust every year thereafter and approximately 30.2% of which adjust every six months thereafter. Approximately 76.6% of the Group 4 Mortgage Loans are required to make payments of interest only for up to the first 120 months following origination.  After such interest only period, such Group 4 Mortgage Loans are scheduled to amortize over a period ranging from 19 to 23 years.

Credit Enhancement:	Senior/subordinate, shifting interest structure.

Credit enhancement for the Senior Certificates will consist of the subordination of the Subordinate Certificates (total subordination initially 2.85%).

Credit enhancement for the Class B1 Certificates will consist of the subordination of the Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates (total subordination initially 1.85%).

Credit enhancement for the Class B2 Certificates will consist of the subordination of the Class B3, Class B4, Class B5 and Class B6 Certificates (total subordination initially 1.10%).

Credit enhancement for the Class B3 Certificates will consist of the subordination of the Class B4, Class B5 and Class B6 Certificates (total subordination initially 0.50%).

Credit enhancement for the Class B4 Certificates will consist of the subordination of the Class B5 and Class B6 Certificates (total subordination initially 0.35%).

Credit enhancement for the Class B5 Certificates will consist of the subordination of the Class B6 Certificates (total subordination initially 0.25%).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

The Class B6 Certificates will not have the benefit of any credit enhancement.

Terms of the Offering:

Shifting Interest:

Until the first Distribution Date occurring after May 2010 the Subordinate Certificates will be locked out from receipt of unscheduled principal payments (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal payments.

The Senior Prepayment Percentages on the Senior Certificates are as follows:

June 2003 – May 2010 100% Pro Rata Share
June 2010 – May 2011 70% Pro Rata Share
June 2011 – May 2012 60% Pro Rata Share
June 2012 – May 2013 40% Pro Rata Share
June 2013 – May 2014 20% Pro Rata Share
June 2014 and after 0% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles, all principal pre-payments will be paid pro-rata between the Senior and Subordinate Certificates (subject to performance triggers). However, if the credit enhancement provided by the Subordinate Certificates has doubled prior to the Distribution Date in June 2006 (subject to performance triggers), then the Subordinate Certificates will be entitled to only 50% of their pro-rata share of all principal pre-payments.

Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the applicable current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date) the Senior Certificates will receive all unscheduled principal payments from the Mortgage Loans, regardless of any prepayment percentages as described above.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering:

Allocation of
Realized Losses:

Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter, to the related Class A Certificates in reduction of theirCertificate principal balance.

Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the Rating Agencies) on the Mortgage Loans will be allocated to the related Class A Certificates and the related component of the Subordinate Certificates on a pro-rata basis.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering:

Certificates Priority of
Distributions:	Available funds from the Mortgage Loans will be distributed in the following order of priority:
1) Senior Certificates, accrued and unpaid interest at the related Certificate Interest Rate, from the related mortgage loans.
2) Class R and Class A1 Certificates, sequentially, in that order, principal in an amount equal to the Senior Principal Distribution Amount from the Group 1 Mortgage Loans.
3) Class A2 Certificates, principal in an amount equal to Senior Principal Distribution Amount for the Group 2 Mortgage Loans.
4) Class A3 Certificates, principal in an amount equal to Senior Principal Distribution Amount for the Group 3 Mortgage Loans.
5) Class A4 Certificates, principal in an amount equal to Senior Principal Distribution Amount for the Group 4 Mortgage Loans.

6)

In certain limited circumstances described in the prospectus supplement, to the Senior Certificates from the unrelated Mortgage Loan group, principal to the extent not received from the related Mortgage Loan group.

7) Class B1 Certificates, accrued and unpaid interest at the Class B1 Certificate Interest Rate.
8) Class B1 Certificates, principal allocable to such Class.
9) Class B2 Certificates, accrued and unpaid interest at the Class B2 Certificate Interest Rate.
10) Class B2 Certificates, principal allocable to such Class.
11) Class B3 Certificates, accrued and unpaid interest at the Class B3 Certificate Interest Rate.
12) Class B3 Certificates, principal allocable to such Class.
13) Class B4 Certificates, accrued and unpaid interest at the Class B4 Certificate Interest Rate.
14) Class B4 Certificates, principal allocable to such Class.
15) Class B5 Certificates, accrued and unpaid interest at the Class B5 Certificate Interest Rate.
16) Class B5 Certificates, principal allocable to such Class.
17) Class B6 Certificates, accrued and unpaid interest at the Class B6 Certificate Interest Rate.
18) Class B6 Certificates, principal allocable to such Class.
19) Class R Certificate, any remaining amount.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

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Please note that the final structure for this transaction is subject to minor changes from what is currently shown in the above summary of terms

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

.

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Yield Tables

Class A-1 Certificates to Maturity

Flat Price	0% CPR	12% CPR	25% CPR	40% CPR	50% CPR
101-15	2.67	2.51	2.26	1.89	1.59
WAL (yr)	20.78	6.97	3.38	1.91	1.41
MDUR (yr)	15.40	5.95	3.11	1.83	1.37

Class A-1 Certificates to Clean-Up Call Date

Flat Price	0% CPR	12% CPR	25% CPR	40% CPR	50% CPR
101-15	2.67	2.49	2.21	1.81	1.48
WAL (yr)	20.70	6.51	3.06	1.72	1.27
MDUR (yr)	15.37	5.67	2.86	1.66	1.24

Class A-2 Certificates to Maturity

Flat Price	0% CPR	12% CPR	25% CPR	40% CPR	50% CPR
102-03	2.99	2.99	2.88	2.57	2.23
WAL (yr)	20.41	6.87	3.35	1.90	1.40
MDUR (yr)	14.37	5.61	2.98	1.78	1.34

Class A-2 Certificates to Weighted Average Roll Date

Flat Price	0% CPR	12% CPR	25% CPR	40% CPR	50% CPR
102-03	3.25	3.08	2.84	2.47	2.14
WAL (yr)	2.80	2.34	1.91	1.47	1.22
MDUR (yr)	2.61	2.20	1.80	1.41	1.17

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

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Class A-3 Certificates to Maturity

Flat Price	0% CPR	12% CPR	25% CPR	40% CPR	50% CPR
102-15	3.38	3.52	3.43	3.01	2.56
WAL (yr)	19.54	6.68	3.30	1.89	1.40
MDUR (yr)	13.04	5.26	2.88	1.75	1.33

Class A-3 Certificates to Weighted Average Roll Date

Flat Price	0% CPR	12% CPR	25% CPR	40% CPR	50% CPR
102-15	4.04	3.82	3.51	3.00	2.55
WAL (yr)	4.73	3.51	2.54	1.74	1.35
MDUR (yr)	4.17	3.15	2.33	1.63	1.29

Class A-4 Certificates to Maturity

Flat Price	0% CPR	12% CPR	25% CPR	40% CPR	50% CPR
102-15	3.96	4.21	4.07	3.55	3.05
WAL (yr)	20.04	6.81	3.34	1.90	1.40
MDUR (yr)	12.41	5.14	2.86	1.75	1.33

Class A-4 Certificates to Weighted Average Roll Date

Flat Price	0% CPR	12% CPR	25% CPR	40% CPR	50% CPR
102-15	4.59	4.42	4.10	3.55	3.05
WAL (yr)	8.01	4.93	3.06	1.87	1.40
MDUR (yr)	6.45	4.14	2.70	1.73	1.32

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

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RESIDENTIAL MORTGAGE FINANCE

Class B-1 Certificates to Maturity

Flat Price	0% CPR	12% CPR	25% CPR	40% CPR	50% CPR
99-16	3.37	3.58	3.89	4.06	4.14
WAL (yr)	20.08	11.55	6.02	4.00	3.17
MDUR (yr)	13.65	8.83	5.07	3.54	2.86

Class B-1 Certificates to Weighted Average Roll Date

Flat Price	0% CPR	12% CPR	25% CPR	40% CPR	50% CPR
99-16	4.17	4.17	4.17	4.19	4.21
WAL (yr)	3.70	3.70	3.56	3.12	2.73
MDUR (yr)	3.36	3.36	3.24	2.86	2.52

Class B-2 Certificates to Maturity

Flat Price	0% CPR	12% CPR	25% CPR	40% CPR	50% CPR
98-03	3.48	3.74	4.17	4.46	4.63
WAL (yr)	20.08	11.55	6.02	4.00	3.17
MDUR (yr)	13.57	8.78	5.04	3.52	2.84

Class B-2Certificates to Weighted Average Roll Date

Flat Price	0% CPR	12% CPR	25% CPR	40% CPR	50% CPR
98-03	4.59	4.59	4.61	4.69	4.77
WAL (yr)	3.70	3.70	3.56	3.12	2.73
MDUR (yr)	3.35	3.35	3.23	2.85	2.50

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Class B-3 Certificates to Maturity

Flat Price	0% CPR	12% CPR	25% CPR	40% CPR	50% CPR
93-19	3.83	4.28	5.10	5.80	6.30
WAL (yr)	20.08	11.55	6.02	4.00	3.17
MDUR (yr)	13.31	8.62	4.94	3.45	2.77

Class B-3 Certificates to Weighted Average Roll Date

Flat Price	0% CPR	12% CPR	25% CPR	40% CPR	50% CPR
93-19	5.99	5.99	6.07	6.34	6.66
WAL (yr)	3.70	3.70	3.56	3.12	2.73
MDUR (yr)	3.32	3.32	3.20	2.81	2.46

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Thornburg 2003-3 Collateral Summary - Aggregate

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics -Aggregate
Collateral characteristics are listed below as of the Cut-off Date

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
0.01 - 100,000.00	35	$2,922,849.68	0.38%
100,000.01 - 200,000.00	172	25,720,886.54	3.38
200,000.01 - 300,000.00	162	40,896,996.56	5.37
300,000.01 - 400,000.00	266	95,425,393.18	12.52
400,000.01 - 500,000.00	238	107,840,152.77	14.15
500,000.01 - 600,000.00	148	82,200,702.29	10.79
600,000.01 - 700,000.00	106	68,425,129.47	8.98
700,000.01 - 800,000.00	66	50,204,611.61	6.59
800,000.01 - 900,000.00	42	36,178,460.50	4.75
900,000.01 - 1,000,000.00	71	69,870,677.80	9.17
1,000,000.01 - 1,250,000.00	46	51,925,395.40	6.81
1,250,000.01 - 1,500,000.00	26	36,793,681.98	4.83
1,500,000.01 - 1,750,000.00	18	29,177,715.96	3.83
1,750,000.01 - 2,000,000.00	15	29,164,400.00	3.83
2,000,000.01 - 2,250,000.00	4	8,413,426.62	1.10
2,250,000.01 - 2,500,000.00	3	7,387,800.00	0.97
2,500,000.01 - 2,750,000.00	1	2,625,000.00	0.34
2,750,000.01 - 3,000,000.00	3	8,900,000.00	1.17
3,750,000.01 - 4,000,000.00	2	7,900,000.00	1.04
Total:	1,424	$761,973,280.36	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

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Collateral Characteristics-Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
300 - 359	5	$3,556,690.16	0.47%
360 - 419	1,403	750,704,673.41	98.52
480 >=	16	7,711,916.79	1.01
Total:	1,424	$761,973,280.36	100.00%

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
240 - 299	1	$144,074.45	0.02%
300 - 359	1,155	616,088,805.11	80.85
360 - 419	254	139,130,692.88	18.26
420 - 479	12	5,556,907.92	0.73
480 >=	2	1,052,800.00	0.14
Total:	1,424	$761,973,280.36	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics-Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Rate/Term Refinance	578	$300,121,737.21	39.39%
Purchase	422	233,327,347.73	30.62
Cash Out Refinance	424	228,524,195.42	29.99
Total:	1,424	$761,973,280.36	100.00%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
SF Detached	826	$451,008,000.57	59.19%
PUD Detached	367	198,594,660.15	26.06
Condo	141	65,902,538.43	8.65
Coop	39	22,966,813.38	3.01
PUD Attached	34	13,406,932.54	1.76
2-4 Family	17	10,094,335.29	1.32
Total:	1,424	$761,973,280.36	100.00%

Occupancy
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Primary Home	1,194	$639,901,274.56	83.98%
Second Home	142	98,334,377.38	12.91
Investment	88	23,737,628.42	3.12
Total:	1,424	$761,973,280.36	100.00%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Full	1,256	$671,892,983.32	88.18%
Stated	76	48,459,899.59	6.36
No Ratio	26	14,592,912.39	1.92
Limited	29	10,986,122.65	1.44
Alternate	27	9,887,956.26	1.30
No Income Verification	10	6,153,406.15	0.81
Total:	1,424	$761,973,280.36	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics-Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date

Original Loan-to-Value Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
10.001 - 15.000	4	$1,022,415.46	0.13%
15.001 - 20.000	12	6,790,511.79	0.89
20.001 - 25.000	13	9,683,464.84	1.27
25.001 - 30.000	31	11,720,445.78	1.54
30.001 - 35.000	28	16,839,740.97	2.21
35.001 - 40.000	36	21,573,917.50	2.83
40.001 - 45.000	46	30,954,052.52	4.06
45.001 - 50.000	56	38,756,675.28	5.09
50.001 - 55.000	83	54,107,157.26	7.10
55.001 - 60.000	101	66,698,870.32	8.75
60.001 - 65.000	114	77,190,768.31	10.13
65.001 - 70.000	158	105,224,061.46	13.81
70.001 - 75.000	199	107,183,169.27	14.07
75.001 - 80.000	467	191,754,203.07	25.17
80.001 - 85.000	14	4,738,013.77	0.62
85.001 - 90.000	40	12,809,606.27	1.68
90.001 - 95.000	19	3,602,770.27	0.47
95.001 - 100.000	3	1,323,436.22	0.17
Total:	1,424	$761,973,280.36	100.00%

Effective Loan-to-Value Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
10.001 - 20.000	16	$7,812,927.25	1.03%
20.001 - 30.000	44	21,403,910.62	2.81
30.001 - 40.000	64	38,413,658.47	5.04
40.001 - 50.000	103	69,870,327.80	9.17
50.001 - 60.000	185	121,406,027.58	15.93
60.001 - 70.000	272	182,738,665.99	23.98
70.001 - 80.000	668	299,481,192.82	39.30
80.001 - 90.000	54	17,437,520.04	2.29
90.001 - 100.000	18	3,409,049.79	0.45
Total:	1,424	$761,973,280.36	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics-Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date
States
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Alabama	15	$4,150,871.01	0.54%
Alaska	2	373,300.00	0.05
Arizona	19	8,610,456.82	1.13
Arkansas	3	631,140.76	0.08
California	290	192,326,534.56	25.24
Colorado	110	70,030,617.01	9.19
Connecticut	31	22,519,077.70	2.96
Delaware	2	678,540.00	0.09
District Of Columbia	3	920,227.35	0.12
Florida	93	40,727,653.39	5.35
Georgia	112	53,410,168.51	7.01
Hawaii	3	3,616,222.12	0.47
Idaho	2	298,000.00	0.04
Illinois	40	22,311,476.66	2.93
Indiana	10	4,665,737.98	0.61
Louisiana	2	1,886,115.97	0.25
Maine	4	1,846,540.23	0.24
Maryland	27	9,256,766.13	1.21
Massachusetts	40	20,400,908.11	2.68
Michigan	15	5,467,168.93	0.72
Minnesota	15	7,590,198.65	1.00
Mississippi	4	1,087,396.77	0.14
Missouri	6	1,456,282.69	0.19
Montana	1	542,407.27	0.07
Nebraska	1	130,000.00	0.02
Nevada	9	6,059,425.25	0.80
New Hampshire	2	358,283.00	0.05
New Jersey	39	24,670,196.62	3.24
New Mexico	61	22,215,350.78	2.92
New York	88	61,217,906.64	8.03
North Carolina	52	20,853,169.48	2.74
Ohio	11	3,100,259.74	0.41
Oklahoma	1	171,500.00	0.02
Oregon	6	2,316,660.20	0.30
Pennsylvania	30	17,549,884.65	2.30
Rhode Island	2	1,605,000.00	0.21
South Carolina	90	44,229,010.23	5.80
South Dakota	1	438,865.06	0.06
Tennessee	26	8,302,884.50	1.09
Texas	39	15,316,132.78	2.01

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics-Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date
States (continued)
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Utah	14	7,260,211.31	0.95
Virginia	62	28,923,915.19	3.80
Washington	34	18,086,208.77	2.37
Wisconsin	5	1,846,369.57	0.24
Wyoming	2	2,518,237.97	0.33
Total:	1,424	$761,973,280.36	100.00%

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
2.001 - 2.500	22	$18,711,252.54	2.46%
2.501 - 3.000	105	52,095,222.10	6.84
3.001 - 3.500	178	94,105,703.61	12.35
3.501 - 4.000	136	72,661,824.52	9.54
4.001 - 4.500	190	92,820,007.94	12.18
4.501 - 5.000	325	178,736,017.89	23.46
5.001 - 5.500	344	184,763,503.50	24.25
5.501 - 6.000	117	64,568,479.75	8.47
6.001 - 6.500	7	3,511,268.51	0.46
Total:	1,424	$761,973,280.36	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics-Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date
Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
7.501 - 8.000	3	$1,168,200.00	0.15%
8.001 - 8.500	9	5,257,421.57	0.69
8.501 - 9.000	53	23,693,166.82	3.11
9.001 - 9.500	178	84,572,647.27	11.10
9.501 - 10.000	326	178,169,444.87	23.38
10.001 - 10.500	350	187,880,323.51	24.66
10.501 - 11.000	489	271,631,013.04	35.65
11.001 - 11.500	7	3,511,268.51	0.46
11.501 - 12.000	1	861,796.12	0.11
13.001 - 13.500	1	154,300.00	0.02
13.501 - 14.000	1	1,092,000.00	0.14
14.001 - 14.500	5	3,131,698.65	0.41
14.501 - 15.000	1	850,000.00	0.11
Total:	1,424	$761,973,280.36	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics-Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date

Floor
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
0.501 - 1.000	2	$540,453.47	0.07%
1.001 - 1.500	82	46,138,405.51	6.06
1.501 - 2.000	766	389,235,163.83	51.08
2.001 - 2.500	260	165,781,330.43	21.76
2.501 - 3.000	311	159,221,462.02	20.90
3.001 - 3.500	2	607,905.96	0.08
3.501 - 4.000	1	448,559.14	0.06
Total:	1,424	$761,973,280.36	100.00%

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
<= 1.000	2	$540,453.47	0.07%
1.001 - 1.500	82	46,138,405.51	6.06
1.501 - 2.000	791	401,298,042.79	52.67
2.001 - 2.500	261	166,651,451.45	21.87
2.501 - 3.000	287	147,121,777.14	19.31
3.001 - 3.500	1	223,150.00	0.03
Total:	1,424	$761,973,280.36	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics- Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date
Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
<= 0.000	108	$52,606,807.68	6.90%
0.501 - 1.000	250	147,174,021.50	19.31
1.501 - 2.000	218	113,150,784.36	14.85
2.501 - 3.000	2	955,519.69	0.13
3.501 - 4.000	237	114,435,015.03	15.02
4.501 - 5.000	609	333,651,132.10	43.79
Total:	1,424	$761,973,280.36	100.00%

Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
<= 0.000	108	$52,606,807.68	6.90%
0.501 - 1.000	410	230,367,216.07	30.23
1.501 - 2.000	905	478,552,056.61	62.80
7.501 - 8.000	1	447,200.00	0.06
Total:	1,424	$761,973,280.36	100.00%

Index
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
1 Month Libor	108	$52,606,807.68	6.90%
6 Month Libor (Wall St)	412	232,064,416.07	30.46
1 Year CMT (Weekly)	385	215,859,799.09	28.33
1 Year Libor (WSJ/1 Mo Lead)	519	261,442,257.52	34.31
Total:	1,424	$761,973,280.36	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics-Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date

Next Rate Adjustment Date
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
2003-05	95	$44,647,407.68	5.86%
2003-06	17	10,654,537.52	1.40
2003-07	7	4,020,181.43	0.53
2003-08	25	11,844,558.98	1.55
2003-09	75	43,959,236.03	5.77
2003-10	93	54,630,157.54	7.17
2003-11	46	27,663,350.00	3.63
2004-01	1	423,499.91	0.06
2004-02	3	690,028.42	0.09
2004-03	7	4,639,270.90	0.61
2004-04	12	7,351,236.52	0.96
2004-05	4	2,310,700.00	0.30
2005-01	1	136,965.81	0.02
2005-08	1	385,110.38	0.05
2005-11	5	3,239,005.33	0.43
2005-12	3	714,000.00	0.09
2006-01	9	5,012,999.41	0.66
2006-02	27	10,254,468.15	1.35
2006-03	54	30,318,945.08	3.98
2006-04	93	45,693,031.28	6.00
2006-05	56	22,901,000.00	3.01
2007-07	2	1,163,425.55	0.15
2007-10	2	967,864.99	0.13
2007-11	10	5,934,001.04	0.78
2007-12	14	8,851,755.13	1.16
2008-01	32	17,685,555.68	2.32
2008-02	63	35,799,957.30	4.70
2008-03	201	109,086,551.43	14.32
2008-04	181	92,271,841.16	12.11
2008-05	106	58,917,382.38	7.73
2010-01	10	4,635,505.21	0.61
2010-02	22	9,766,748.42	1.28
2010-03	59	27,244,788.47	3.58
2010-04	20	11,735,287.21	1.54
2010-05	10	4,528,620.00	0.59
2013-02	1	1,135,740.90	0.15
2013-03	13	9,332,235.29	1.22
2013-04	25	15,985,271.83	2.10
2013-05	19	15,441,058.00	2.03
Total:	1,424	$761,973,280.36	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics-Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date

Rate Adjustment Frequency
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
1.000	108	$52,606,807.68	6.90%
6.000	411	230,814,416.07	30.29
12.000	905	478,552,056.61	62.80
Total:	1,424	$761,973,280.36	100.00%

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
550.001 - 600.000	1	$900,000.00	0.12
600.001 - 650.000	31	20,523,420.91	2.69
650.001 - 700.000	261	141,852,961.63	18.62
700.001 - 750.000	495	258,760,663.35	33.96
750.001 - 800.000	600	325,241,177.00	42.68
800.001 - 850.000	36	14,695,057.47	1.93
Total:	1,424	$761,973,280.36	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics- Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date

Origination Channel
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Correspondant	860	$518,662,815.83	68.07%
Wholesale	352	177,987,699.96	23.36
Retail	212	65,322,764.57	8.57
Total:	1,424	$761,973,280.36	100.00%

Servicer
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Thornburg Mortgage Home	905	$470,744,550.32	61.78%
ABN AMRO Mortgage	183	96,830,474.68	12.71
Cendant	163	77,978,644.59	10.23
First Republic Bank	63	60,093,354.44	7.89
Lighthouse Community Bank	59	35,003,021.42	4.59
Colonial National Mortgage	51	21,323,234.91	2.80
Total:	1,424	$761,973,280.36	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics- Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date

Originator
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Thornburg Mortgage Home	212	$65,322,764.57	8.57%
ABN AMRO Mortgage	183	96,830,474.68	12.71
Cendant	163	77,978,644.59	10.23
BancMortgage Financial Corp.	83	42,404,163.09	5.57
First Republic Bank	63	60,093,354.44	7.89
Lighthouse Community Bank	59	35,003,021.42	4.59
Metro-Citi Mortgage	55	37,368,146.94	4.90
Colonial National Mortgage	51	21,323,234.91	2.80
Other	555	325,649,475.72	42.74
Total:	1,424	$761,973,280.36	100.00%

Prepayment Penalty Original Term
(years)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
<= 0.000	1,304	$665,249,993.94	87.31%
0.001 - 1.000	35	22,878,297.86	3.00
2.001 - 3.000	37	31,473,144.73	4.13
4.001 - 5.000	48	42,371,843.83	5.56
Total:	1,424	$761,973,280.36	100.00%

Prepayment Penalty Remaining Term
(years)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
<= 1.000	1,339	$688,128,291.80	90.31%
2.001 - 3.000	37	31,473,144.73	4.13
4.001 - 5.000	48	42,371,843.83	5.56
Total:	1,424	$761,973,280.36	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Thornburg 2003-3 Collateral Summary – Group 1

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Scheduled Principal Balances

($)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
0.01 - 100,000.00	11	$856,127.63	0.40%
100,000.01 - 200,000.00	58	8,667,767.92	4.07
200,000.01 - 300,000.00	65	16,373,390.34	7.69
300,000.01 - 400,000.00	55	18,854,313.43	8.86
400,000.01 - 500,000.00	51	23,434,922.42	11.01
500,000.01 - 600,000.00	29	16,145,245.75	7.59
600,000.01 - 700,000.00	20	13,130,782.80	6.17
700,000.01 - 800,000.00	19	14,443,205.08	6.79
800,000.01 - 900,000.00	13	11,247,627.98	5.28
900,000.01 - 1,000,000.00	23	22,708,854.66	10.67
1,000,000.01 - 1,250,000.00	18	20,268,200.00	9.52
1,250,000.01 - 1,500,000.00	7	9,892,926.93	4.65
1,500,000.01 - 1,750,000.00	4	6,642,999.99	3.12
1,750,000.01 - 2,000,000.00	5	9,800,000.00	4.60
2,000,000.01 - 2,250,000.00	2	4,130,000.00	1.94
2,250,000.01 - 2,500,000.00	1	2,437,800.00	1.15
2,750,000.01 - 3,000,000.00	2	5,900,000.00	2.77
3,750,000.01 - 4,000,000.00	2	7,900,000.00	3.71
Total:	385	$212,834,164.93	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
300 – 359	3	$2,049,074.45	0.96%
360 – 419	379	209,752,397.69	98.55
480 >=	3	1,032,692.79	0.49
Total:	385	$212,834,164.93	100.00%

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
240 - 299	1	$144,074.45	0.07%
300 - 359	317	173,491,447.69	81.51
360 - 419	65	38,600,737.78	18.14
420 - 479	2	597,905.01	0.28
Total:	385	$212,834,164.93	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date
Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Rate/Term Refinance	148	$74,507,924.26	35.01%
Cash Out Refinance	126	74,379,952.11	34.95
Purchase	111	63,946,288.56	30.05
Total:	385	$212,834,164.93	100.00%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
SF Detached	209	$119,900,966.77	56.34%
PUD Detached	104	59,748,398.94	28.07
Condo	49	23,635,159.91	11.10
Coop	11	5,863,928.49	2.76
PUD Attached	9	2,282,960.82	1.07
2-4 Family	3	1,402,750.00	0.66
Total:	385	$212,834,164.93	100.00%

Occupancy
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Primary Home	308	$170,916,479.04	80.31%
Second Home	49	34,799,020.25	16.35
Investment	28	7,118,665.64	3.34
Total:	385	$212,834,164.93	100.00%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Full	322	$181,868,713.92	85.45%
Stated	26	18,945,193.64	8.90
No Ratio	11	4,702,010.83	2.21
Limited	11	3,981,148.65	1.87
Alternate	15	3,337,097.89	1.57
Total:	385	$212,834,164.93	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Original Loan-to-Value Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
10.001 - 15.000	4	$1,022,415.46	0.48%
15.001 - 20.000	3	1,869,800.00	0.88
20.001 - 25.000	3	1,376,526.48	0.65
25.001 - 30.000	9	3,340,673.94	1.57
30.001 - 35.000	10	5,878,997.08	2.76
35.001 - 40.000	11	8,293,481.47	3.90
40.001 - 45.000	10	8,528,523.42	4.01
45.001 - 50.000	13	13,034,042.29	6.12
50.001 - 55.000	21	16,136,176.12	7.58
55.001 - 60.000	29	18,586,360.17	8.73
60.001 - 65.000	32	22,721,255.54	10.68
65.001 - 70.000	41	30,299,731.95	14.24
70.001 - 75.000	46	23,359,901.37	10.98
75.001 - 80.000	131	53,468,817.63	25.12
80.001 - 85.000	4	953,960.07	0.45
85.001 - 90.000	10	2,658,628.49	1.25
90.001 - 95.000	8	1,304,873.45	0.61
Total:	385	$212,834,164.93	100.00%

Effective Loan-to-Value Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
001 - 20.000	7	$2,892,215.46	1.36%
20.001 - 30.000	12	4,717,200.42	2.22
30.001 - 40.000	21	14,172,478.55	6.66
40.001 - 50.000	23	21,562,565.71	10.13
50.001 - 60.000	50	34,722,536.29	16.31
60.001 - 70.000	73	53,020,987.49	24.91
70.001 - 80.000	178	77,178,819.00	36.26
80.001 - 90.000	13	3,262,488.56	1.53
90.001 - 100.000	8	1,304,873.45	0.61
Total:	385	$212,834,164.93	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date
States
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Alabama	8	$2,243,771.64	1.05%
Arizona	5	2,449,900.00	1.15
California	41	23,722,567.67	11.15
Colorado	54	39,614,146.30	18.61
Connecticut	5	5,812,999.99	2.73
Florida	28	15,179,384.98	7.13
Georgia	45	24,823,923.58	11.66
Idaho	1	139,200.00	0.07
Illinois	1	594,999.91	0.28
Indiana	3	547,800.00	0.26
Maryland	4	1,945,849.99	0.91
Massachusetts	8	5,356,465.67	2.52
Michigan	2	622,028.89	0.29
Minnesota	1	69,500.00	0.03
Mississippi	3	894,096.77	0.42
Nevada	3	2,255,750.00	1.06
New Hampshire	1	255,150.00	0.12
New Jersey	15	10,225,603.86	4.80
New Mexico	5	1,051,726.22	0.49
New York	36	29,716,849.49	13.96
North Carolina	23	8,742,814.26	4.11
Pennsylvania	12	5,948,110.88	2.79
Rhode Island	1	505,000.00	0.24
South Carolina	24	8,282,768.03	3.89
Tennessee	17	4,404,602.28	2.07
Texas	9	3,502,771.95	1.65
Utah	5	3,059,633.78	1.44
Virginia	20	8,678,010.82	4.08
Washington	4	1,920,500.00	0.90
Wyoming	1	268,237.97	0.13
Total:	385	$212,834,164.93	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
2.001 - 2.500	22	$18,711,252.54	8.79%
2.501 - 3.000	102	50,927,022.10	23.93
3.001 - 3.500	167	88,310,162.09	41.49
3.501 - 4.000	84	48,034,357.17	22.57
4.001 - 4.500	10	6,851,371.03	3.22
Total:	385	$212,834,164.93	100.00%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
8.501 - 9.000	3	$1,382,800.00	0.65%
9.001 - 9.500	2	320,574.75	0.15
9.501 - 10.000	1	212,000.00	0.10
10.501 - 11.000	370	204,828,995.41	96.24
11.501 - 12.000	1	861,796.12	0.40
13.001 - 13.500	1	154,300.00	0.07
13.501 - 14.000	1	1,092,000.00	0.51
14.001 - 14.500	5	3,131,698.65	1.47
14.501 - 15.000	1	850,000.00	0.40
Total:	385	$212,834,164.93	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Floor
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
.501 - 1.000	1	$180,949.45	0.09%
1.001 - 1.500	81	45,716,285.56	21.48
1.501 - 2.000	122	65,576,754.95	30.81
2.001 - 2.500	144	79,132,560.54	37.18
2.501 - 3.000	36	22,004,464.43	10.34
3.001 - 3.500	1	223,150.00	0.10
Total:	385	$212,834,164.93	100.00%

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
<= 1.000	1	$180,949.45	0.09%
1.001 - 1.500	81	45,716,285.56	21.48
1.501 - 2.000	146	77,434,680.47	36.38
2.001 - 2.500	146	80,207,635.00	37.69
2.501 - 3.000	10	9,071,464.45	4.26
3.001 - 3.500	1	223,150.00	0.10
Total:	385	$212,834,164.93	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date
Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
<= 0.000	108	$52,606,807.68	24.72%
0.501 - 1.000	250	147,174,021.50	69.15
1.501 - 2.000	27	13,053,335.75	6.13
Total:	385	$212,834,164.93	100.00%

Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
<= 0.000	108	$52,606,807.68	24.72%
0.501 - 1.000	249	146,726,821.50	68.94
1.501 - 2.000	27	13,053,335.75	6.13
7.501 - 8.000	1	447,200.00	0.21
Total:	385	$212,834,164.93	100.00%

Index
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
1 Month Libor	108	$52,606,807.68	24.72%
6 Month Libor (Wall St)	250	147,174,021.50	69.15
1 Year CMT (Weekly)	1	69,500.00	0.03
1 Year Libor (WSJ/1 Mo Lead)	26	12,983,835.75	6.10
Total:	385	$212,834,164.93	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Next Rate Adjustment Date
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
2003-05	95	$44,647,407.68	20.98%
2003-06	17	10,654,537.52	5.01
2003-07	7	4,020,181.43	1.89
2003-08	25	11,844,558.98	5.57
2003-09	75	43,959,236.03	20.65
2003-10	93	54,630,157.54	25.67
2003-11	46	27,663,350.00	13.00
2004-01	1	423,499.91	0.20
2004-02	3	690,028.42	0.32
2004-03	7	4,639,270.90	2.18
2004-04	12	7,351,236.52	3.45
2004-05	4	2,310,700.00	1.09
Total:	385	$212,834,164.93	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Rate Adjustment Frequency
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
1.000	108	$52,606,807.68	24.72%
6.000	250	147,174,021.50	69.15
12.000	27	13,053,335.75	6.13
Total:	385	$212,834,164.93	100.00%

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
600.001 - 650.000	4	$1,828,000.00	0.86%
650.001 - 700.000	70	37,647,613.40	17.69
700.001 - 750.000	143	75,659,342.43	35.55
750.001 - 800.000	159	94,133,162.59	44.23
800.001 - 850.000	9	3,566,046.51	1.68
Total:	385	$212,834,164.93	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Origination Channel
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Correspondant	336	$195,173,174.21	91.70%
Wholesale	1	434,787.78	0.20
Retail	48	17,226,202.94	8.09
Total:	385	$212,834,164.93	100.00%

Servicer
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Thornburg Mortgage Home	367	$205,348,601.56	96.48%
Colonial National Mortgage	13	4,781,055.22	2.25
Lighthouse Community Bank	5	2,704,508.15	1.27
Total:	385	$212,834,164.93	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Originator
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Thornburg Mortgage Home	48	$17,226,202.94	8.09%
BancMortgage Financial Corp.	36	18,375,933.78	8.63
Metro-Citi Mortgage	28	17,485,820.87	8.22
Wall Street Mortgage	28	28,595,600.00	13.44
National Bank of Commerce	27	8,763,692.65	4.12
Market Street Mortgage	21	5,960,768.50	2.80
Synovus Mortgage Corp	14	6,350,410.95	2.98
Colonial National Mortgage	13	4,781,055.22	2.25
Other	170	105,294,680.02	49.47
Total:	385	$212,834,164.93	100.00%

Prepayment Penalty Original Term
(years)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
<= 0.000	351	$192,224,363.91	90.32%
0.001 - 1.000	28	16,420,425.53	7.72
2.001 - 3.000	6	4,189,375.49	1.97
Total:	385	$212,834,164.93	100.00%

Prepayment Penalty Remaining Term
(years)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
<= 1.000	379	$208,644,789.44	98.03%
2.001 - 3.000	6	4,189,375.49	1.97
Total:	385	$212,834,164.93	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Thornburg 2003-3 Collateral Summary – Group 2

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics - Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Scheduled Principal Balances

($)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
0.01 - 100,000.00	8	$673,987.33	0.57%
100,000.01 - 200,000.00	47	6,966,472.19	5.87
200,000.01 - 300,000.00	42	10,621,109.00	8.95
300,000.01 - 400,000.00	42	15,013,375.76	12.65
400,000.01 - 500,000.00	35	15,933,717.33	13.43
500,000.01 - 600,000.00	20	11,349,899.93	9.57
600,000.01 - 700,000.00	13	8,313,233.84	7.01
700,000.01 - 800,000.00	10	7,661,850.23	6.46
800,000.01 - 900,000.00	7	6,070,280.12	5.12
900,000.01 - 1,000,000.00	7	6,908,450.00	5.82
1,000,000.01 - 1,250,000.00	5	5,855,505.33	4.93
1,250,000.01 - 1,500,000.00	4	5,892,644.38	4.97
1,500,000.01 - 1,750,000.00	4	6,420,000.00	5.41
1,750,000.01 - 2,000,000.00	3	5,725,000.00	4.82
2,000,000.01 - 2,250,000.00	1	2,250,000.00	1.90
2,750,000.01 - 3,000,000.00	1	3,000,000.00	2.53
Total:	249	$118,655,525.44	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics - Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
300 - 359	2	$1,507,615.71	1.27%
360 - 419	241	114,466,106.82	96.47
480 >=	6	2,681,802.91	2.26
Total:	249	$118,655,525.44	100.00%

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
300 – 359	189	$94,125,522.53	79.33%
360 – 419	54	21,848,200.00	18.41
420 – 479	4	1,629,002.91	1.37
480 >=	2	1,052,800.00	0.89
Total:	249	$118,655,525.44	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics - Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date
Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Rate/Term Refinance	106	$53,633,886.68	45.20
Cash Out Refinance	78	35,437,809.66	29.87
Purchase	65	29,583,829.10	24.93
Total:	249	$118,655,525.44	100.00%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
SF Detached	135	$66,350,819.81	55.92%
PUD Detached	82	39,729,217.61	33.48
Condo	16	6,093,917.03	5.14
PUD Attached	11	4,829,070.99	4.07
Coop	3	1,135,000.00	0.96
2-4 Family	2	517,500.00	0.44
Total:	249	$118,655,525.44	100.00%

Occupancy
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Primary Home	196	$92,587,524.93	78.03%
Second Home	29	20,697,016.27	17.44
Investment	24	5,370,984.24	4.53
Total:	249	$118,655,525.44	100.00%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Full	219	$98,086,012.78	82.66%
Stated	13	11,236,876.89	9.47
No Ratio	10	6,552,285.77	5.52
Limited	5	1,824,350.00	1.54
Alternate	2	956,000.00	0.81
Total:	249	$118,655,525.44	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics - Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Original Loan-to-Value Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
15.001 - 20.000	1	$600,000.00	0.51%
20.001 - 25.000	3	1,328,346.47	1.12
25.001 - 30.000	5	1,901,984.23	1.60
30.001 - 35.000	3	1,980,000.00	1.67
35.001 - 40.000	8	2,408,600.51	2.03
40.001 - 45.000	7	4,112,408.98	3.47
45.001 - 50.000	8	4,806,260.38	4.05
50.001 - 55.000	24	16,363,894.66	13.79
55.001 - 60.000	15	8,381,150.62	7.06
60.001 - 65.000	19	11,138,264.76	9.39
65.001 - 70.000	27	16,638,715.25	14.02
70.001 - 75.000	34	18,274,134.00	15.40
75.001 - 80.000	82	27,195,212.75	22.92
80.001 - 85.000	1	166,000.00	0.14
85.001 - 90.000	8	2,483,559.83	2.09
90.001 - 95.000	3	636,993.00	0.54
95.001 - 100.000	1	240,000.00	0.20
Total:	249	$118,655,525.44	100.00%

Effective Loan-to-Value Ratio
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
10.001 - 20.000	1	$600,000.00	0.51%
20.001 - 30.000	8	3,230,330.70	2.72
30.001 - 40.000	11	4,388,600.51	3.70
40.001 - 50.000	15	8,918,669.36	7.52
50.001 - 60.000	39	24,745,045.28	20.85
60.001 - 70.000	46	27,776,980.01	23.41
70.001 - 80.000	116	45,469,346.75	38.32
80.001 - 90.000	10	2,889,559.83	2.44
90.001 - 100.000	3	636,993.00	0.54
Total:	249	$118,655,525.44	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics - Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date
States
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Alabama	2	$253,500.00	0.21%
Alaska	1	165,300.00	0.14
Arizona	4	2,249,782.24	1.90
California	26	15,610,882.04	13.16
Colorado	16	6,488,395.37	5.47
Connecticut	6	3,894,999.99	3.28
Florida	17	5,652,433.24	4.76
Georgia	29	12,932,709.82	10.90
Idaho	1	158,800.00	0.13
Illinois	8	4,152,335.48	3.50
Louisiana	1	320,000.00	0.27
Maine	1	302,000.00	0.25
Maryland	2	1,106,150.00	0.93
Massachusetts	5	3,199,770.83	2.70
Michigan	4	996,612.50	0.84
Minnesota	3	1,007,100.40	0.85
Missouri	3	312,249.99	0.26
Nebraska	1	130,000.00	0.11
Nevada	3	1,456,703.36	1.23
New Jersey	2	1,208,198.80	1.02
New Mexico	22	9,247,966.68	7.79
New York	6	4,412,460.81	3.72
North Carolina	12	5,097,637.06	4.30
Ohio	5	1,126,206.85	0.95
Pennsylvania	4	3,117,214.60	2.63
South Carolina	33	18,963,779.47	15.98
Tennessee	3	1,585,000.00	1.34
Texas	10	2,742,517.68	2.31
Utah	3	1,171,646.87	0.99
Virginia	8	3,496,010.00	2.95
Washington	4	3,072,614.90	2.59
Wisconsin	3	774,546.46	0.65
Wyoming	1	2,250,000.00	1.90
Total:	249	$118,655,525.44	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics - Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
2.501 - 3.000	3	$1,168,200.00	0.98%
3.001 - 3.500	8	3,859,769.95	3.25
3.501 - 4.000	40	18,352,046.87	15.47
4.001 - 4.500	118	51,422,175.14	43.34
4.501 - 5.000	76	38,418,223.10	32.38
5.001 - 5.500	4	5,435,110.38	4.58
Total:	249	$118,655,525.44	100.00%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
7.501 - 8.000	3	$1,168,200.00	0.98%
8.001 - 8.500	6	3,321,650.00	2.80
8.501 - 9.000	39	16,228,666.82	13.68
9.001 - 9.500	114	49,871,394.29	42.03
9.501 - 10.000	76	38,175,685.22	32.17
10.001 - 10.500	9	7,656,391.23	6.45
10.501 - 11.000	2	2,233,537.88	1.88
Total:	249	$118,655,525.44	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics - Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Floor
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
1.001 - 1.500	1	$422,119.95	0.36%
1.501 - 2.000	211	97,705,072.93	82.34
2.001 - 2.500	27	15,888,058.63	13.39
2.501 - 3.000	10	4,640,273.93	3.91
Total:	249	$118,655,525.44	100.00%

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
.001 - 1.500	1	$422,119.95	0.36%
1.501 - 2.000	211	97,705,072.93	82.34
2.001 - 2.500	27	15,888,058.63	13.39
2.501 - 3.000	10	4,640,273.93	3.91
Total:	249	$118,655,525.44	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics - Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date
Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
1.501 - 2.000	7	$2,972,973.93	2.51%
3.501 - 4.000	237	114,435,015.03	96.44
4.501 - 5.000	5	1,247,536.48	1.05
Total:	249	$118,655,525.44	100.00%

Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
0.501 - 1.000	36	$15,811,147.76	13.33%
1.501 - 2.000	213	102,844,377.68	86.67
Total:	249	$118,655,525.44	100.00%

Index
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
6 Month Libor (Wall St)	37	$17,061,147.76	14.38%
1 Year CMT (Weekly)	34	16,836,152.51	14.19
1 Year Libor (WSJ/1 Mo Lead)	178	84,758,225.17	71.43
Total:	249	$118,655,525.44	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics - Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Next Rate Adjustment Date
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
2005-01	1	$136,965.81	0.12%
2005-08	1	385,110.38	0.32
2005-11	5	3,239,005.33	2.73
2005-12	3	714,000.00	0.60
2006-01	9	5,012,999.41	4.22
2006-02	27	10,254,468.15	8.64
2006-03	54	30,318,945.08	25.55
2006-04	93	45,693,031.28	38.51
2006-05	56	22,901,000.00	19.30
Total:	249	$118,655,525.44	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics - Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Rate Adjustment Frequency
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
6.000	36	$15,811,147.76	13.33%
12.000	213	102,844,377.68	86.67
Total:	249	$118,655,525.44	100.00%

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
600.001 - 650.000	4	$4,050,000.00	3.41%
650.001 - 700.000	62	28,462,577.53	23.99
700.001 - 750.000	82	37,439,730.61	31.55
750.001 - 800.000	97	47,042,467.14	39.65
800.001 - 850.000	4	1,660,750.16	1.40
Total:	249	$118,655,525.44	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics - Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Origination Channel
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Correspondant	175	$96,226,830.93	81.10%
Wholesale	9	3,854,505.74	3.25
Retail	65	18,574,188.77	15.65
Total:	249	$118,655,525.44	100.00%

Servicer
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Thornburg Mortgage Home	189	$84,161,003.17	70.93%
Lighthouse Community Bank	29	17,965,379.48	15.14
Colonial National Mortgage	17	6,134,347.86	5.17
Cendant	8	3,333,294.93	2.81
First Republic Bank	6	7,061,500.00	5.95
Total:	249	$118,655,525.44	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics - Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Originator
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Thornburg Mortgage Home	65	$18,574,188.77	15.65%
Lighthouse Community Bank	29	17,965,379.48	15.14
Colonial National Mortgage	17	6,134,347.86	5.17
BancMortgage Financial Corp.	15	9,872,184.23	8.32
Sun America Mortgage Corporation	9	1,783,500.00	1.50
Cendant	8	3,333,294.93	2.81
SouthStar Funding, LLC	8	1,921,226.77	1.62
First Horizon Home Loan Corporation	7	3,282,685.77	2.77
Other	91	55,788,717.63	47.02
Total:	249	$118,655,525.44	100.00%

Prepayment Penalty Original Term
(years)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
<= 0.000	236	$109,902,763.91	92.62%
0.001 - 1.000	1	207,000.00	0.17
2.001 - 3.000	12	8,545,761.53	7.20
Total:	249	$118,655,525.44	100.00%

Prepayment Penalty Remaining Term
(years)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
<= 1.000	237	$110,109,763.91	92.80%
2.001 - 3.000	12	8,545,761.53	7.20
Total:	249	$118,655,525.44	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Thornburg 2003-3 Collateral Summary – Group 3

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics- Group 3 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Scheduled Principal Balances

($)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
0.01 - 100,000.00	9	$798,780.60	0.24%
100,000.01 - 200,000.00	54	8,032,904.70	2.43
200,000.01 - 300,000.00	48	12,044,793.54	3.64
300,000.01 - 400,000.00	126	45,777,956.26	13.84
400,000.01 - 500,000.00	123	55,044,729.01	16.65
500,000.01 - 600,000.00	72	39,354,128.00	11.90
600,000.01 - 700,000.00	60	38,635,351.82	11.68
700,000.01 - 800,000.00	23	17,459,056.30	5.28
800,000.01 - 900,000.00	18	15,400,552.40	4.66
900,000.01 - 1,000,000.00	34	33,320,840.27	10.08
1,000,000.01 - 1,250,000.00	17	19,114,699.17	5.78
1,250,000.01 - 1,500,000.00	10	13,807,000.00	4.18
1,500,000.01 - 1,750,000.00	9	14,514,715.97	4.39
1,750,000.01 - 2,000,000.00	4	7,764,400.00	2.35
2,000,000.01 - 2,250,000.00	1	2,033,426.62	0.61
2,250,000.01 - 2,500,000.00	2	4,950,000.00	1.50
2,500,000.01 - 2,750,000.00	1	2,625,000.00	0.79
Total:	611	$330,678,334.66	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics- Group 3 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
360 – 419	604	$326,680,913.57	98.79%
480 >=	7	3,997,421.09	1.21
Total:	611	$330,678,334.66	100.00%

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
300 – 359	499	$268,636,257.56	81.24%
360 – 419	106	58,712,077.10	17.76
420 – 479	6	3,330,000.00	1.01
Total:	611	$330,678,334.66	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics- Group 3 (continued)
Collateral characteristics are listed below as of the Cut-off Date
Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Rate/Term Refinance	247	$130,480,307.40	39.46%
Purchase	191	110,573,295.75	33.44
Cash Out Refinance	173	89,624,731.51	27.10
Total:	611	$330,678,334.66	100.00%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
SF Detached	376	$204,214,873.66	61.76%
PUD Detached	139	75,803,040.05	22.92
Condo	64	32,141,476.74	9.72
Coop	13	7,003,912.33	2.12
2-4 Family	8	6,289,352.29	1.90
PUD Attached	11	5,225,679.59	1.58
Total:	611	$330,678,334.66	100.00%

Occupancy
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Primary Home	531	$285,381,016.69	86.30%
Second Home	50	34,815,772.43	10.53
Investment	30	10,481,545.54	3.17
Total:	611	$330,678,334.66	100.00%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Full	575	$311,795,770.95	94.29%
Stated	17	9,343,323.92	2.83
Limited	13	5,180,624.00	1.57
No Ratio	4	2,698,615.79	0.82
Alternate	2	1,660,000.00	0.50
Total:	611	$330,678,334.66	100.00%

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics- Group 3 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Original Loan-to-Value Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
15.001 - 20.000	5	$2,521,059.72	0.76%
20.001 - 25.000	4	3,803,591.89	1.15
25.001 - 30.000	10	3,609,117.61	1.09
30.001 - 35.000	9	3,845,081.15	1.16
35.001 - 40.000	8	5,678,482.76	1.72
40.001 - 45.000	22	13,904,955.22	4.20
45.001 - 50.000	25	14,751,937.50	4.46
50.001 - 55.000	25	14,458,938.17	4.37
55.001 - 60.000	43	32,431,018.80	9.81
60.001 - 65.000	43	30,434,362.53	9.20
65.001 - 70.000	66	45,583,537.36	13.78
70.001 - 75.000	103	55,714,887.44	16.85
75.001 - 80.000	215	92,268,937.47	27.90
80.001 - 85.000	6	2,532,346.53	0.77
85.001 - 90.000	20	7,024,796.81	2.12
90.001 - 95.000	6	1,191,447.48	0.36
95.001 - 100.000	1	923,836.22	0.28
Total:	611	$330,678,334.66	100.00%

Effective Loan-to-Value Ratio
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
10.001 - 20.000	5	$2,521,059.72	0.76%
20.001 - 30.000	14	7,412,709.50	2.24
30.001 - 40.000	17	9,523,563.91	2.88
40.001 - 50.000	47	28,656,892.72	8.67
50.001 - 60.000	68	46,889,956.97	14.18
60.001 - 70.000	110	76,941,736.11	23.27
70.001 - 80.000	319	148,177,545.39	44.81
80.001 - 90.000	26	9,557,143.34	2.89
90.001 - 100.000	5	997,727.00	0.30
Total:	611	$330,678,334.66	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics- Group 3 (continued)
Collateral characteristics are listed below as of the Cut-off Date
States
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Alabama	3	$865,000.00	0.26%
Alaska	1	208,000.00	0.06
Arizona	10	3,910,774.58	1.18
Arkansas	2	547,940.76	0.17
California	166	110,545,310.75	33.43
Colorado	37	23,105,164.65	6.99
Connecticut	14	9,874,408.61	2.99
District Of Columbia	2	579,292.35	0.18
Florida	36	14,869,734.60	4.50
Georgia	33	13,197,035.11	3.99
Hawaii	2	2,480,481.22	0.75
Illinois	28	16,266,857.62	4.92
Indiana	6	3,340,437.98	1.01
Louisiana	1	1,566,115.97	0.47
Maine	1	373,549.53	0.11
Maryland	15	4,027,366.88	1.22
Massachusetts	18	7,038,291.01	2.13
Michigan	9	3,848,527.54	1.16
Minnesota	5	3,540,718.30	1.07
Mississippi	1	193,300.00	0.06
Missouri	3	1,144,032.70	0.35
Montana	1	542,407.27	0.16
Nevada	3	2,346,971.89	0.71
New Jersey	14	8,985,519.62	2.72
New Mexico	29	10,067,957.88	3.04
New York	33	19,656,623.08	5.94
North Carolina	13	5,701,814.26	1.72
Ohio	6	1,974,052.89	0.60
Oklahoma	1	171,500.00	0.05
Oregon	4	1,531,204.74	0.46
Pennsylvania	10	6,429,562.22	1.94
Rhode Island	1	1,100,000.00	0.33
South Carolina	30	15,027,562.73	4.54
South Dakota	1	438,865.06	0.13
Tennessee	5	1,963,012.22	0.59
Texas	16	7,748,365.73	2.34
Utah	4	2,275,599.38	0.69
Virginia	22	10,141,073.00	3.07

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics- Group 3 (continued)
Collateral characteristics are listed below as of the Cut-off Date

States (continued)
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Washington	23	11,982,079.42	3.62
Wisconsin	2	1,071,823.11	0.32
Total:	611	$330,678,334.66	100.00%

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
3.001 - 3.500	3	$1,935,771.57	0.59%
3.501 - 4.000	12	6,275,420.48	1.90
4.001 - 4.500	62	34,546,461.77	10.45
4.501 - 5.000	234	130,031,951.28	39.32
5.001 - 5.500	258	130,794,709.20	39.55
5.501 - 6.000	42	27,094,020.36	8.19
Total:	611	$330,678,334.66	100.00%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
8.001 - 8.500	3	$1,935,771.57	0.59%
8.501 - 9.000	11	6,081,700.00	1.84
9.001 - 9.500	62	34,380,678.23	10.40
9.501 - 10.000	234	129,495,916.14	39.16
10.001 - 10.500	259	131,690,248.36	39.82
10.501 - 11.000	42	27,094,020.36	8.19
Total:	611	$330,678,334.66	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics- Group 3 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Floor
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
0.501 - 1.000	1	$359,504.02	0.11%
1.501 - 2.000	340	180,297,668.86	54.52
2.001 - 2.500	45	35,187,862.93	10.64
2.501 - 3.000	223	113,999,983.75	34.47
3.001 - 3.500	1	384,755.96	0.12
3.501 - 4.000	1	448,559.14	0.14
Total:	611	$330,678,334.66	100.00%

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
<= 1.000	1	$359,504.02	0.11%
1.501 - 2.000	341	180,502,622.30	54.59
2.001 - 2.500	44	34,982,909.49	10.58
2.501 - 3.000	225	114,833,298.85	34.73
Total:	611	$330,678,334.66	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics- Group 3 (continued)
Collateral characteristics are listed below as of the Cut-off Date
Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
1.501 - 2.000	184	$97,124,474.68	29.37%
2.501 - 3.000	2	955,519.69	0.29
4.501 - 5.000	425	232,598,340.29	70.34
Total:	611	$330,678,334.66	100.00%

Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
0.501 - 1.000	62	$37,745,596.82	11.41%
1.501 - 2.000	549	292,932,737.84	88.59
Total:	611	$330,678,334.66	100.00%

Index
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
6 Month Libor (Wall St)	62	$37,745,596.82	11.41%
1 Year CMT (Weekly)	265	145,444,558.34	43.98
1 Year Libor (WSJ/1 Mo Lead)	284	147,488,179.50	44.60
Total:	611	$330,678,334.66	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics- Group 3 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Next Rate Adjustment Date
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
2007-07	2	$1,163,425.55	0.35%
2007-10	2	967,864.99	0.29
2007-11	10	5,934,001.04	1.79
2007-12	14	8,851,755.13	2.68
2008-01	32	17,685,555.68	5.35
2008-02	63	35,799,957.30	10.83
2008-03	201	109,086,551.43	32.99
2008-04	181	92,271,841.16	27.90
2008-05	106	58,917,382.38	17.82
Total:	611	$330,678,334.66	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics- Group 3 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Rate Adjustment Frequency
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
6.000	62	$37,745,596.82	11.41%
12.000	549	292,932,737.84	88.59
Total:	611	$330,678,334.66	100.00%

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
600.001 - 650.000	20	$13,316,663.77	4.03%
650.001 - 700.000	111	64,860,840.39	19.61
700.001 - 750.000	214	116,984,635.60	35.38
750.001 - 800.000	250	128,829,974.83	38.96
800.001 - 850.000	16	6,686,220.07	2.02
Total:	611	$330,678,334.66	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics- Group 3 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Origination Channel
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Correspondant	287	$178,793,337.43	54.07%
Wholesale	241	126,845,816.54	38.36
Retail	83	25,039,180.69	7.57
Total:	611	$330,678,334.66	100.00%

Servicer
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Thornburg Mortgage Home	311	$163,409,273.11	49.42%
ABN AMRO Mortgage	183	96,830,474.68	29.28
Cendant	54	27,792,759.76	8.40
Lighthouse Community Bank	23	12,753,233.79	3.86
Colonial National Mortgage	21	10,407,831.83	3.15
First Republic Bank	19	19,484,761.49	5.89
Total:	611	$330,678,334.66	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics- Group 3 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Originator
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
ABN AMRO Mortgage	183	$96,830,474.68	29.28%
Thornburg Mortgage Home	83	25,039,180.69	7.57
Cendant	54	27,792,759.76	8.40
BancMortgage Financial Corp.	30	13,120,045.08	3.97
Lighthouse Community Bank	23	12,753,233.79	3.86
Colonial National Mortgage	21	10,407,831.83	3.15
Metro-Citi Mortgage	21	15,805,585.17	4.78
First Republic Bank	19	19,484,761.49	5.89
Other	177	109,444,462.17	33.10
Total:	611	$330,678,334.66	100.00%

Prepayment Penalty Original Term
(years)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
<= 0.000	576	$296,036,694.78	89.52%
0.001 - 1.000	5	5,518,872.33	1.67
2.001 - 3.000	18	18,338,016.67	5.55
4.001 - 5.000	12	10,784,750.88	3.26
Total:	611	$330,678,334.66	100.00%

Prepayment Penalty Remaining Term
(years)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
<= 1.000	581	$301,555,567.11	91.19%
2.001 - 3.000	18	18,338,016.67	5.55
4.001 - 5.000	12	10,784,750.88	3.26
Total:	611	$330,678,334.66	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Thornburg 2003-3 Collateral Summary – Group 4

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics- Group 4 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
0.01 - 100,000.00	7	$593,954.12	0.60%
100,000.01 - 200,000.00	13	2,053,741.73	2.06
200,000.01 - 300,000.00	7	1,857,703.68	1.86
300,000.01 - 400,000.00	43	15,779,747.73	15.81
400,000.01 - 500,000.00	29	13,426,784.01	13.45
500,000.01 - 600,000.00	27	15,351,428.61	15.38
600,000.01 - 700,000.00	13	8,345,761.01	8.36
700,000.01 - 800,000.00	14	10,640,500.00	10.66
800,000.01 - 900,000.00	4	3,460,000.00	3.47
900,000.01 - 1,000,000.00	7	6,932,532.87	6.95
1,000,000.01 - 1,250,000.00	6	6,686,990.90	6.70
1,250,000.01 - 1,500,000.00	5	7,201,110.67	7.22
1,500,000.01 - 1,750,000.00	1	1,600,000.00	1.60
1,750,000.01 - 2,000,000.00	3	5,875,000.00	5.89
Total:	179	$99,805,255.33	100.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics- Group 4 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
360 - 419	179	$99,805,255.33	100.00%
Total:	179	$99,805,255.33	100.00%

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
300 – 359	150	$79,835,577.33	79.99%
360 – 419	29	19,969,678.00	20.01
Total:	179	$99,805,255.33	100.00%

FOR INTERNAL USE ONLY

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics- Group 4 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Rate/Term Refinance	77	$41,499,618.87	41.58%
Purchase	55	29,223,934.32	29.28
Cash Out Refinance	47	29,081,702.14	29.14
Total:	179	$99,805,255.33	100.00%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
SF Detached	106	$60,541,340.33	60.66%
PUD Detached	42	23,314,003.55	23.36
Coop	12	8,963,972.56	8.98
Condo	12	4,031,984.75	4.04
2-4 Family	4	1,884,733.00	1.89
PUD Attached	3	1,069,221.14	1.07
Total:	179	$99,805,255.33	100.00%

Occupancy
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Primary Home	159	$91,016,253.90	91.19%
Second Home	14	8,022,568.43	8.04
Investment	6	766,433.00	0.77
Total:	179	$99,805,255.33	100.00%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Full	140	$80,142,485.67	80.30%
Stated	20	8,934,505.14	8.95
No Income Verification	10	6,153,406.15	6.17
Alternate	8	3,934,858.37	3.94
No Ratio	1	640,000.00	0.64
Total:	179	$99,805,255.33	100.00%

FOR INTERNAL USE ONLY

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics- Group 4 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Original Loan-to-Value Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
15.001 - 20.000	3	$1,799,652.07	1.80%
20.001 - 25.000	3	3,175,000.00	3.18
25.001 - 30.000	7	2,868,670.00	2.87
30.001 - 35.000	6	5,135,662.74	5.15
35.001 - 40.000	9	5,193,352.76	5.20
40.001 - 45.000	7	4,408,164.90	4.42
45.001 - 50.000	10	6,164,435.11	6.18
50.001 - 55.000	13	7,148,148.31	7.16
55.001 - 60.000	14	7,300,340.73	7.31
60.001 - 65.000	20	12,896,885.48	12.92
65.001 - 70.000	24	12,702,076.90	12.73
70.001 - 75.000	16	9,834,246.46	9.85
75.001 - 80.000	39	18,821,235.22	18.86
80.001 - 85.000	3	1,085,707.17	1.09
85.001 - 90.000	2	642,621.14	0.64
90.001 - 95.000	2	469,456.34	0.47
95.001 - 100.000	1	159,600.00	0.16
Total:	179	$99,805,255.33	100.00%

Effective Loan-to-Value Ratio
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
10.001 - 20.000	3	$1,799,652.07	1.80%
20.001 - 30.000	10	6,043,670.00	6.06
30.001 - 40.000	15	10,329,015.50	10.35
40.001 - 50.000	18	10,732,200.01	10.75
50.001 - 60.000	28	15,048,489.04	15.08
60.001 - 70.000	43	24,998,962.38	25.05
70.001 - 80.000	55	28,655,481.68	28.71
80.001 - 90.000	5	1,728,328.31	1.73
90.001 - 100.000	2	469,456.34	0.47
Total:	179	$99,805,255.33	100.00%

FOR INTERNAL USE ONLY

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics- Group 4 (continued)
Collateral characteristics are listed below as of the Cut-off Date
States
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Alabama	2	$788,599.37	0.79%
Arkansas	1	83,200.00	0.08
California	57	42,447,774.10	42.53
Colorado	3	822,910.69	0.82
Connecticut	6	2,936,669.11	2.94
Delaware	2	678,540.00	0.68
District Of Columbia	1	340,935.00	0.34
Florida	12	5,026,100.57	5.04
Georgia	5	2,456,500.00	2.46
Hawaii	1	1,135,740.90	1.14
Illinois	3	1,297,283.65	1.30
Indiana	1	777,500.00	0.78
Maine	2	1,170,990.70	1.17
Maryland	6	2,177,399.26	2.18
Massachusetts	9	4,806,380.60	4.82
Minnesota	6	2,972,879.95	2.98
New Hampshire	1	103,133.00	0.10
New Jersey	8	4,250,874.34	4.26
New Mexico	5	1,847,700.00	1.85
New York	13	7,431,973.26	7.45
North Carolina	4	1,310,903.90	1.31
Oregon	2	785,455.46	0.79
Pennsylvania	4	2,054,996.95	2.06
South Carolina	3	1,954,900.00	1.96
Tennessee	1	350,270.00	0.35
Texas	4	1,322,477.42	1.33
Utah	2	753,331.28	0.75
Virginia	12	6,608,821.37	6.62
Washington	3	1,111,014.45	1.11
Total:	179	$99,805,255.33	100.00%

FOR INTERNAL USE ONLY

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics- Group 4 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
4.501 - 5.000	15	$10,285,843.51	10.31%
5.001 - 5.500	82	48,533,683.92	48.63
5.501 - 6.000	75	37,474,459.39	37.55
6.001 - 6.500	7	3,511,268.51	3.52
Total:	179	$99,805,255.33	100.00%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
9.501 - 10.000	15	$10,285,843.51	10.31%
10.001 - 10.500	82	48,533,683.92	48.63
10.501 - 11.000	75	37,474,459.39	37.55
11.001 - 11.500	7	3,511,268.51	3.52
Total:	179	$99,805,255.33	100.00%

FOR INTERNAL USE ONLY

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics- Group 4 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Floor
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
1.501 - 2.000	93	$45,655,667.09	45.74%
2.001 - 2.500	44	35,572,848.33	35.64
2.501 - 3.000	42	18,576,739.91	18.61
Total:	179	$99,805,255.33	100.00%

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
1.501 - 2.000	93	$45,655,667.09	45.74%
2.001 - 2.500	44	35,572,848.33	35.64
2.501 - 3.000	42	18,576,739.91	18.61
Total:	179	$99,805,255.33	100.00%

FOR INTERNAL USE ONLY

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics- Group 4 (continued)
Collateral characteristics are listed below as of the Cut-off Date
Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
4.501 - 5.000	179	$99,805,255.33	100.00%
Total:	179	$99,805,255.33	100.00%

Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
0.501 - 1.000	63	$30,083,649.99	30.14%
1.501 - 2.000	116	69,721,605.34	69.86
Total:	179	$99,805,255.33	100.00%

Index
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
6 Month Libor (Wall St)	63	$30,083,649.99	30.14%
1 Year CMT (Weekly)	85	53,509,588.24	53.61
1 Year Libor (WSJ/1 Mo Lead)	31	16,212,017.10	16.24
Total:	179	$99,805,255.33	100.00%

FOR INTERNAL USE ONLY

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics- Group 4 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Next Rate Adjustment Date
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
2010-01	10	$4,635,505.21	4.64%
2010-02	22	9,766,748.42	9.79
2010-03	59	27,244,788.47	27.30
2010-04	20	11,735,287.21	11.76
2010-05	10	4,528,620.00	4.54
2013-02	1	1,135,740.90	1.14
2013-03	13	9,332,235.29	9.35
2013-04	25	15,985,271.83	16.02
2013-05	19	15,441,058.00	15.47
Total:	179	$99,805,255.33	100.00%

FOR INTERNAL USE ONLY

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics- Group 4 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Rate Adjustment Frequency
(%)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
6.000	63	$30,083,649.99	30.14%
12.000	116	69,721,605.34	69.86
Total:	179	$99,805,255.33	100.00%

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
550.001 - 600.000	1	$900,000.00	0.90%
600.001 - 650.000	3	1,328,757.14	1.33
650.001 - 700.000	18	10,881,930.31	10.90
700.001 - 750.000	56	28,676,954.71	28.73
750.001 - 800.000	94	55,235,572.44	55.34
800.001 - 850.000	7	2,782,040.73	2.79
Total:	179	$99,805,255.33	100.00%

FOR INTERNAL USE ONLY

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics- Group 4 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Origination Channel
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Correspondant	62	$48,469,473.26	48.56%
Wholesale	101	46,852,589.90	46.94
Retail	16	4,483,192.17	4.49
Total:	179	$99,805,255.33	100.00%

Servicer
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Cendant	101	$46,852,589.90	46.94%
First Republic Bank	38	33,547,092.95	33.61
Thornburg Mortgage Home	38	17,825,672.48	17.86
Lighthouse Community Bank	2	1,579,900.00	1.58
Total:	179	$99,805,255.33	100.00%

FOR INTERNAL USE ONLY

EXTERNAL USE

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

Collateral Characteristics- Group 4 (continued)
Collateral characteristics are listed below as of the Cut-off Date

Originator
	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
Cendant	101	$46,852,589.90	46.94%
First Republic Bank	38	33,547,092.95	33.61
Thornburg Mortgage Home	16	4,483,192.17	4.49
Metro-Citi Mortgage	3	2,697,740.90	2.70
AmTrust Mortgage Corporation	2	874,000.00	0.88
BancMortgage Financial Corp.	2	1,036,000.00	1.04
First Savings Mortgage Corp	2	2,085,000.00	2.09
Lighthouse Community Bank	2	1,579,900.00	1.58
Other	13	6,649,739.41	6.66
Total:	179	$99,805,255.33	100.00%

Prepayment Penalty Original Term
(years)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
<= 0.000	141	$67,086,171.34	67.22%
0.001 - 1.000	1	732,000.00	0.73
2.001 - 3.000	1	399,991.04	0.40
4.001 - 5.000	36	31,587,092.95	31.65
Total:	179	$99,805,255.33	100.00%

Prepayment Penalty Remaining Term
(years)	Mortgage Loans	Principal Balance ($)	% of Group Principal Balance
<= 1.000	142	$67,818,171.34	67.95%
2.001 - 3.000	1	399,991.04	0.40
4.001 - 5.000	36	31,587,092.95	31.65
Total:	179	$99,805,255.33	100.00%

FOR INTERNAL USE ONLY